  Exhibit 10.22

FOURTH MODIFICATION TO LOAN AND SECURITY AGREEMENT

This Fourth Modification to Loan and Security Agreement (this "Modification") is entered into by and between TransTech Systems, Inc., a(n) Oregon corporation ("Borrower") and CapitalSource Business Finance Group, a dba of BFI Business Finance, a California corporation ("Lender") as of this 6th day of June, 2017, at Campbell, California.

RECITALS

A. Lender and Borrower have previously entered into or are concurrently herewith entering into a Loan and Security Agreement (the "Agreement") dated December 9, 2008.

B. Lender and Borrower may have previously executed one or more Modifications to Loan and Security Agreement (the "Previous Modification(s)").

C. Borrower has requested, and Lender has agreed, to modify the Agreement as set forth below.

AGREEMENT

For good and valuable consideration, the parties agree as set forth below:

1. Incorporation by Reference. The Agreement and the Previous Modification(s), if any, as modified hereby and the Recitals are incorporated herein by this reference.

2. Borrowing Authority. The Borrowing Resolution and Incumbency Certification attached hereto as Exhibit A and incorporated herein by this reference remains in full force and effect and no change in Borrower's officers or signing authority has occurred.

3. Effective Date. The terms of this Modification shall be in full force and effect as of June 12, 2017

4. Modification to Agreement. The Agreement is hereby modified as follows:

a. The following definition(s) as set forth in "Section 1.1 Definitions." is(are) hereby amended and restated in its(their) entirety as set forth below:

"Maximum Account Advance" means the sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00).

"Maximum Amount" means the sum of Five Hundred Thousand and 00/100 Dollars ($500,000,00).

b. The following Section(s) is(are) hereby amended and restated in its(their) entirety as set forth below:

2.2.9             Loan Fee. On the Effective Date of the Fourth Modification to Loan and Security Agreement; and annually (every twelve (-12-) months) thereafter while any Obligations remain outstanding to Lender, Borrower agrees to pay Lender a loan fee equal to one percent (1.00%) of the Maximum Amount (each, the "Loan Fee").

6.1                 Basic Term. This Agreement will be effective upon the Effective Date of the Fourth Modification to Loan and Security Agreement, will continue in full force and effect for twelve (-12-) months thereafter (the "Basic Term"); and shall be further automatically extended, for successive periods equal to twelve (-12-) months (each, a "Renewal Term"), unless Borrower shall have given the Lender written notice of its intention to terminate (a "Termination Notice") at least thirty (30) days prior to the anniversary of each Basic Term, whereupon this Agreement shall terminate as of the date fixed in the Termination Notice. Notwithstanding any contrary provisions herein, Lender reserves the right to terminate this Agreement at its Sole Discretion upon giving sixty (60) days' prior written notice to Borrower pursuant to provisions of Section 15 hereof.

5. Fee. On the Effective Date of the Modification, Borrower agrees to pay a loan fee in the amount of Five Thousand and 00/100 Dollars ($5,000.00), which sum represents the annual loan fee due on June 12, 2017.

6. Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.

7. Counterparts. This Modification may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute a single original.

8. Electronic Signature. This Modification, or a signature page thereto intended to be attached to a copy of this Modification, signed and transmitted by facsimile machine, telecopier or other electronic means (including via transmittal of a "pdf' file) shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile, telecopy or other electronic document is to be re-executed in original form by the persons who executed the facsimile, telecopy of other electronic document. No party hereto may raise the use of a facsimile machine, telecopier or other electronic means or the fact that any signature was transmitted through the use of a facsimile machine, telecopier or other electronic means as a defense to the enforcement of this Modification.

9. Integration. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Fourth Modification to Loan and Security Agreement as of the date first set forth above.

CapitalSource Business Finance Group	TransTech Systems, Inc.
a dba of BFI Business Finance

/s/ Colleen M. Gonia	/s/ Steve Waddle
By: Colleen M. Gonia	By: Steve Waddle
Its: Vice President	Its: Controller

EXHIBIT A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of this corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents is executed by such officer conclusively shall be binding on the corporation.

RESOLVED That

Signature _/s/ Ronald P. Erickson______________ Name Ronald P. Erickson         Title President/Secretary

Signature _/s/ Jeff Wilson   __________________ Name Jeff Wilson                     Title CFO

Signature _/s/ Steve Waddle _________________ Name Steve Waddle                 Title Controller

(hereinafter sometimes referred to, whether one or more, as “sold officers”) of TransTech Systems, Inc., a(n) Oregon corporation (the “Corporation”), are authorized from time to time, in the name of and in behalf of the Corporation, to borrow from CapitalSource Business Finance Group, a dba of BFI Business Finance, a California corporation (“Lender”) such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accomodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and sold officers are hereby authorized to execute in the Corporation’s name the note or notes of the Corporation as evidence of each such loan and of an extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys’ fees, waivers of notice, and sale of securities.

RESOLVED FUTHER that said officers are authorized tp hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligation so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the “Disbursements”) and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

EXHIBIT A

RESOLVED FURTHER, that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employees of this Corporation be, and each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and in the name of the Corporation any and all assignments, documents, instruments and agreements which said officers deem necessary or convenient in the transaction of such business of the Corporation with Lender.

RESOLVED FURTHER that any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of this resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

RESOLVED FURTHER that it two or more resolutions of the Corporation authorizing any of the transactions authorized by this resolution are outstanding concurrently at any time the provisions thereof shall be deemed to be cumulative.

RESOLVED FURTHER that said officers are authorized, in addition to any obligations incurred under any of the preceding provisions of this resolution, to discount with Lender any notes, drafts, acceptances, bills of exchange, or other evidences of debt owned by the Corporation upon said terms as are agreed upon by Lender and said officers and in the name of the Corporation, to endorse such evidence of indebtedness so to be discounted by Lender and to guarantee payment thereof to Lender.

RESOLVED FURTHER that upon the execution by said officers of any instrument authorized by this resolution such instrument shall be deemed to be executed by the Corporation whether or not the corporate seal of the Corporation is affixed thereto.

RESOLVED FURTHER that all loans heretofore incurred by said officers in the name of the Corporation and all promissory notes and other documents executed by them in connection therewith or to secure the same are hereby ratified and approved.

RESOLVED FURTHER that Lender shall be able to rely on the incumbency of said officers until written notice is received at the above captioned office.

RESOLVED FURTHER that this resolution shall remain in full force and effect until written notice of its repeal has been received by Lender at the above captioned office, such revocation however not to affect the validity of any note or other instruments theretofore executed.

This is to certify that the foregoing is a true copy of a resolution duly adopted by the directors of TransTech Systems, Inc., a corporation, at a meeting of its board of directors duly and regularly held or in the alternative, pursuant to an action by written consent and that said resolution or action is in full force and effect. This resolution shall be deemed to constitute such resolution or action if none other is provided to Lender.

This will further certify that the signatures indicated above are true specimens of each captioned officer’s signature.

         Dated as of: December 12, 2016 at Seattle, WA.

Place Corporate Seal Below:_________________	/s/ Ronald P. Erickson
Ronald P. Erickson
As Secretary of TransTech Systems, Inc.

EXHIBIT A

The Above Statements Are Correct n/a________________________________________
                                                                       Signature of Officer or Director, or, if none, a Shareholder other than Secretary, when Secretary is authorized to sign alone.

Failure to complete the above when Secretary is authorized to sign alone shall constitute a certification by Secretary that Secretary is sole Shareholder, Director, and Officer of Corporation.

[Notary acknowledgement may be required for this document]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, any not the truthfulness, accuracy, or validity of that document.

State of California

County of ____________________

On ________________ before me, ____________________________________________________________,
(insert name and title of officer)

personally appeared ________________________________________________________________________,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that his/her/there signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

Signature __________________________________________ (Seal)